Exhibit 99.1


  Atlantic Coast Federal Corporation to Restate Financial Statements


    WAYCROSS, Ga.--(BUSINESS WIRE)--June 7, 2007--Atlantic Coast Federal Corporation (NASDAQ:ACFC), the holding company for Atlantic Coast Bank (collectively the "Company"), today announced that it will restate its historical financial statements for the years ended December 31, 2006, 2005, and 2004, and for individual quarter ended March 31, 2007. The restatements involve the Company's accounting for two interest rate swaps under Statement of Financial Accounting Standards 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), entered into in connection with the Company's Federal Home Loan Bank ("FHLB") advances. The non-cash cumulative increase in net income over the three-year period is approximately $422,000, net of taxes, with no change in reported stockholders' equity as of March 31, 2007, and an increase in reported total assets of only $260,000. Nevertheless, the decision to restate prior financial information reflects primarily the impact of fluctuations within the individual quarters.

    Commenting on the announcement, Robert J. Larison, Jr., President and Chief Executive Officer said, "Our hedging activities have always focused on reducing interest rate risk and volatility, and in fact these particular transactions were deemed to be economically effective cash flow hedges. Upon further review of the underlying facts and circumstances of the transactions, however, we now have determined that these swaps do not qualify for cash flow hedge accounting."

    "It is important to note that the change in accounting treatment has no significant effect on our financial condition and cumulative results of operations," Larison added. "It has no effect on cash flows. Earnings per diluted share remain unchanged from previously reported amounts for the first quarter of 2007 and the year ended December 31, 2006. The cumulative effect on earnings from March 31, 2004, to March 31, 2007, was $422,000, net of taxes. It is only from the perspective of individual quarters during the restatement period that fluctuations in the fair value of the two interest rate swaps, and their effect on current net income, become meaningful, which explains our purpose in making the restatements at this time."

    During 2004, the Company entered into two interest rate swap agreements with notional amounts totaling $15 million, of which $10 million remained in effect as of December 31, 2006, to hedge the variability in expected future cash flows on certain floating-rate Federal Home Loan Bank ("FHLB") advances. At inception, the critical terms of these swaps were viewed as matching the critical terms of the hedged FHLB advances and, as a result, it was determined that changes in cash flows were expected to completely offset at inception and on an ongoing basis as provided under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). Therefore, the interest rate swap agreements were deemed to be effective cash flow hedges during the first quarter of 2007 and the years 2006, 2005 and 2004, consistent with SFAS 133. During the reporting periods between 2004 and 2007, the Company's independent registered public accounting firm, Crowe Chizek and Company LLC, did not disagree with the accounting treatment of the interest rate swaps as part of their year-end audit or review of the Company's interim financial statements.

    In conjunction with the preparation of the Company's prospectus associated with the conversion and stock offering announced on May 7, 2007, and based on discussions with Crowe Chizek and Company LLC, the Company has now determined that although these swaps were economically effective, the initial assessment of matching critical terms for the interest rate swaps and the corresponding hedged FHLB advances was incorrect. In each circumstance, the interest rate swap contained an embedded written option that allowed the counterparty to terminate the interest rate swap under certain conditions, while the FHLB advance did not contain such matching terms. The Company did have the option to prepay the FHLB advances, however, it was not a contractual requirement. Since the interest rate swaps and the FHLB advances did not have absolute parity and the critical terms of the instruments did not completely match, the Company and its Audit Committee have concluded that the swap transactions did not qualify as cash flow hedges and, therefore, any fluctuations in the market value of the interest rate swaps, including any accrued interest, should have been included in other non-interest income resulting in quarterly and annual mark-to-market adjustments. As originally recorded, fluctuations in the fair value of the interest rate swaps were recorded in other comprehensive income, with accrued interest recorded as a reduction of interest expense on FHLB advances. There is no effect on cash flows or stockholders' equity from these revisions.

    Attached on the following four pages is a summary of the primary changes from previous financial statements as a result of the restatement for the years ended December 31, 2006, 2005, 2004, the first quarter of 2007, and the first, second, third and fourth quarters of 2006, 2005, and 2004.

    Atlantic Coast Federal Corporation is the holding company for Atlantic Coast Bank, a federally chartered and insured stock savings association that was organized in 1939 as a credit union to serve the employees of the Atlantic Coast Line Railroad. In November 2000, the credit union converted its charter from a federal credit union to a federal mutual savings association and, in January 2003, Atlantic Coast Federal Corporation was formed as the holding company. The Company completed its initial public stock offering in October 2004. On May 7, 2007, the Company announced its intention to convert from the mutual holding company form of ownership to the full stock form of ownership. Investors may obtain additional information about Atlantic Coast Federal Corporation on the Internet at www.AtlanticCoastBank.net, under the Investor Information section.

    Atlantic Coast Bank, with approximately $886 million in assets as of March 31, 2007, is a community-oriented financial institution. It serves southeastern Georgia and northeastern Florida through 14 offices, including a focus on the Jacksonville metropolitan area.

    This news release contains forward-looking statements within the meaning of the federal securities laws. Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements, identified by words such as "will," "expected," "believe," and "prospects," involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends and changes in interest rates, increased competition, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.



                  ATLANTIC COAST FEDERAL CORPORATION
                             (Unaudited)
           (Dollars in Thousands, Except Share Information)


                                       As of December 31,
                          --------------------------------------------

CONDENSED CONSOLIDATED            2006                   2005
                          ---------------------- ---------------------
BALANCE SHEETS                As                     As
                           Originally     As      Originally    As
                          Reported(a)  Restated  Reported(a) Restated
                          -----------  --------- ----------- ---------
ASSETS
Total cash and cash
 equivalents                 $41,057    $41,057     $37,959   $37,959
Securities available for
 sale                         99,231     99,231      71,965    71,965
Loans, net of allowance
 for loan losses             639,517    639,517     580,441   580,441
Other assets                  63,020     63,274      53,484    53,751
                          -----------  --------- ----------- ---------

        Total assets        $842,825   $843,079    $743,849  $744,116
                          ===========  ========= =========== =========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                    $573,052   $573,052    $516,321  $516,321
Securities sold under
 agreements to repurchase     29,000     29,000           -         -
Federal Home Loan Bank
 advances                    144,000    144,000     129,000   129,000
Accrued expenses and other
 liabilities                   5,686      5,940       5,611     5,877
Stock subscriptions
 received                          -          -           -         -
                          -----------  --------- ----------- ---------
         Total liabilities   751,738    751,992     650,932   651,198

Total stockholders' equity    91,087     91,087      92,917    92,918
                          -----------  --------- ----------- ---------

        Total liabilities
         and stockholders'
         equity             $842,825   $843,079    $743,849  $744,116
                          ===========  ========= =========== =========


CONDENSED CONSOLIDATED                          2004
                                -------------------------------------
BALANCE SHEETS                    As Originally            As
                                   Reported(a)          Restated
                                ------------------  -----------------
ASSETS
Total cash and cash equivalents           $25,708            $25,708
Securities available for sale              53,363             53,363
Loans, net of allowance for
 loan losses                              517,711            517,711
Other assets                               40,896             40,956
                                ------------------  -----------------

        Total assets                     $637,678           $637,738
                                ==================  =================

LIABILITIES AND STOCKHOLDERS'
 EQUITY
Deposits                                 $435,683           $435,683
Securities sold under
 agreements to repurchase                       -                  -
Federal Home Loan Bank advances           100,314            100,314
Accrued expenses and other
 liabilities                                2,981              3,041
Stock subscriptions received                    -                  -
                                ------------------  -----------------
         Total liabilities                538,978            539,038

Total stockholders' equity                 98,700             98,700
                                ------------------  -----------------

        Total liabilities and
         stockholders' equity            $637,678           $637,738
                                ==================  =================



                                For the years ended December 31,
                          --------------------------------------------


                                  2006                   2005
                          ---------------------- ---------------------
CONDENSED CONSOLIDATED        As                     As
                           Originally     As      Originally    As
STATEMENTS OF INCOME      Reported(a)  Restated  Reported(a) Restated
                          ------------ --------- ----------- ---------

Total interest and
 dividend income              $46,407   $46,407     $37,254   $37,254

Total interest expense         24,550    24,747      17,158    17,139
                          ------------ --------- ----------- ---------

Net interest income            21,857    21,660      20,096    20,115

Provision for loan losses         475       475       2,121     2,121
                          ------------ --------- ----------- ---------

Net interest income after
 provision for loan losses     21,382    21,185      17,975    17,994

Noninterest income              7,842     8,005       7,413     7,937

Noninterest expense            21,679    21,679      19,616    19,616
                          ------------ --------- ----------- ---------

Income before income tax
 expense                        7,545     7,511       5,772     6,315

Income tax expense              2,393     2,382       1,083     1,290
                          ------------ --------- ----------- ---------

Net income                      5,152     5,129       4,689     5,025
                          ============ ========= =========== =========

Earnings per common share:
       Basic                     0.38      0.38        0.34      0.36
                          ============ ========= =========== =========
       Diluted                   0.38      0.38        0.33      0.36
                          ============ ========= =========== =========



                                                2004
                               ---------------------------------------
CONDENSED CONSOLIDATED            As Originally             As
STATEMENTS OF INCOME               Reported(a)           Restated
                               -------------------- ------------------

Total interest and dividend
 income                                    $31,772            $31,772

Total interest expense                      11,916             11,644
                               -------------------- ------------------

Net interest income                         19,856             20,128

Provision for loan losses                    2,975              2,975
                               -------------------- ------------------

Net interest income after
 provision for loan losses                  16,881             17,153

Noninterest income                           5,322              5,208

Noninterest expense                         17,256             17,256
                               -------------------- ------------------

Income before income tax
 expense                                     4,947              5,105

Income tax expense                           1,755              1,815
                               -------------------- ------------------

Net income                                   3,192              3,290
                               ==================== ==================

Earnings per common share:
       Basic                                 $0.32              $0.33
                               ==================== ==================
       Diluted                               $0.32              $0.33
                               ==================== ==================



                                For the years ended December 31,
                          --------------------------------------------


                                  2006                   2005
                          ---------------------- ---------------------
SELECTED RATIOS            Original    Restated   Original   Restated
                          -----------  --------- ----------- ---------

Return on average assets        0.66%      0.66%       0.67%     0.71%
Return on average equity        5.50%      5.48%       4.73%     5.07%
Average equity to average
 assets                        12.00%     12.00%      14.07%    14.07%
Net interest margin             3.02%      2.99%       3.05%     3.06%
Efficiency ratio               73.00%     73.08%      71.31%    69.93%
Book value per common
 share                         $6.61      $6.61       $6.57     $6.57


                                               2004
                              ----------------------------------------
SELECTED RATIOS                    Original            Restated
                              ------------------ ---------------------

Return on average assets                   0.55%                 0.56%
Return on average equity                   5.87%                 6.05%
Average equity to average
 assets                                    9.29%                 9.29%
Net interest margin                        3.59%                 3.64%
Efficiency ratio                          68.54%                68.11%
Book value per common share               $6.78                 $6.78




                  ATLANTIC COAST FEDERAL CORPORATION
                             (Unaudited)
           (Dollars in Thousands, Except Share Information)


                                   As of                 As of
                                 March 31,           December 31,
CONDENSED CONSOLIDATED             2007                  2006
                           --------------------- ---------------------
BALANCE SHEETS                 As                    As
                            Originally    As      Originally    As
                           Reported(a) Restated  Reported(a) Restated
                           ----------- --------- ----------- ---------
ASSETS
Total cash and cash
 equivalents                  $47,314   $47,314     $41,057   $41,057
Securities available for
 sale                         129,402   129,402      99,231    99,231
Loans, net of allowance for
 loan losses                  642,068   642,068     639,517   639,517
Other assets                   67,172    67,432      63,020    63,274
                           ----------- --------- ----------- ---------

        Total assets         $885,956  $886,216    $842,825  $843,079
                           =========== ========= =========== =========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                     $594,201  $594,201    $573,052  $573,052
Securities sold under
 agreements to repurchase      53,500    53,500      29,000    29,000
Federal Home Loan Bank
 advances                     142,000   142,000     144,000   144,000
Accrued expenses and other
 liabilities                    6,304     6,564       5,686     5,940
Stock subscriptions
 received                           -         -           -         -
                           ----------- --------- ----------- ---------
         Total liabilities    796,005   796,265     751,738   751,992

Total stockholders' equity     89,951    89,951      91,087    91,087
                           ----------- --------- ----------- ---------

        Total liabilities
         and stockholders'
         equity              $885,956  $886,216    $842,825  $843,079
                           =========== ========= =========== =========



                                   As of                 As of
                               September 30,           June 30,
CONDENSED CONSOLIDATED             2006                  2006
                           --------------------- ---------------------
BALANCE SHEETS                 As                    As
                            Originally    As      Originally    As
                           Reported(a) Restated  Reported(a) Restated
                           ----------- --------- ----------- ---------
ASSETS
Total cash and cash
 equivalents                  $29,839   $29,839     $40,470   $40,470
Securities available for
 sale                          77,901    77,901      69,143    69,143
Loans, net of allowance
 for loan losses              623,628   623,628     613,838   613,838
Other assets                   61,762    62,019      55,417    55,742
                           ----------- --------- ----------- ---------

        Total assets         $793,130  $793,387    $778,868  $779,193
                           =========== ========= =========== =========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                     $546,050  $546,050    $548,044  $548,044
Securities sold under
 agreements to repurchase      12,000    12,000      12,000    12,000
Federal Home Loan Bank
 advances                     139,000   139,000     119,000   119,000
Accrued expenses and other
 liabilities                    5,078     5,335       4,734     5,052
Stock subscriptions
 received                           -         -           -         -
                           ----------- --------- ----------- ---------
         Total liabilities    702,128   702,385     683,778   684,096

Total stockholders' equity     91,002    91,002      95,090    95,097
                           ----------- --------- ----------- ---------

        Total liabilities
         and stockholders'
         equity              $793,130  $793,387    $778,868  $779,193
                           =========== ========= =========== =========



                                                         As of
                                                       March 31,
CONDENSED CONSOLIDATED                                   2006
                                                 ---------------------
BALANCE SHEETS                                       As
                                                  Originally    As
                                                 Reported(a) Restated
                                                 ----------- ---------
ASSETS
Total cash and cash equivalents                     $47,585   $47,585
Securities available for sale                        69,061    69,061
Loans, net of allowance for loan losses             599,295   599,295
Other assets                                         54,578    54,951
                                                 ----------- ---------

        Total assets                               $770,519  $770,892
                                                 =========== =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                           $530,113  $530,113
Securities sold under agreements to repurchase       12,000    12,000
Federal Home Loan Bank advances                     129,000   129,000
Accrued expenses and other liabilities                5,368     5,729
Stock subscriptions received                              -         -
                                                 ----------- ---------
         Total liabilities                          676,481   676,842

Total stockholders' equity                           94,038    94,050
                                                 ----------- ---------

        Total liabilities and stockholders'
         equity                                    $770,519  $770,892
                                                 =========== =========



                                     For the quarters ended
                          --------------------------------------------

                                  March 31,           December 31,
                                    2007                 2006
                             -------------------- --------------------
CONDENSED CONSOLIDATED           As                   As
                              Originally    As     Originally    As
STATEMENTS OF INCOME         Reported(a) Restated Reported(a) Restated
                             ----------- -------- ----------- --------

Total interest and dividend
 income                         $13,256  $13,256     $12,730  $12,730

Total interest expense            7,855    7,903       7,236    7,287
                             ----------- -------- ----------- --------

Net interest income               5,401    5,353       5,494    5,443

Provision for loan losses           296      296         292      292
                             ----------- -------- ----------- --------

Net interest income after
 provision for loan losses        5,105    5,057       5,202    5,151

Noninterest income                1,765    1,830       1,922    1,965

Noninterest expense               5,735    5,735       5,788    5,788
                             ----------- -------- ----------- --------

Income before income tax
 expense                          1,135    1,152       1,336    1,328

Income tax expense                  361      367         420      417
                             ----------- -------- ----------- --------

Net income                         $774     $785        $916     $911
                             =========== ======== =========== ========

Earnings per common share:
       Basic                      $0.06    $0.06       $0.07    $0.07
                             =========== ======== =========== ========
       Diluted                    $0.06    $0.06       $0.07    $0.07
                             =========== ======== =========== ========


                                September 30,           June 30,
                                    2006                 2006
                             -------------------- --------------------
CONDENSED CONSOLIDATED           As                   As
                              Originally    As     Originally    As
STATEMENTS OF INCOME         Reported(a) Restated Reported(a) Restated
                             ----------- -------- ----------- --------

Total interest and dividend
 income                         $12,006  $12,006     $11,156  $11,156

Total interest expense            6,399    6,448       5,679    5,734
                             ----------- -------- ----------- --------

Net interest income               5,607    5,558       5,477    5,422

Provision for loan losses           (98)     (98)        204      204
                             ----------- -------- ----------- --------

Net interest income after
 provision for loan losses        5,705    5,656       5,273    5,218

Noninterest income                2,094    1,963       2,188    2,118

Noninterest expense               5,403    5,403       5,254    5,254
                             ----------- -------- ----------- --------

Income before income tax
 expense                          2,396    2,216       2,207    2,082

Income tax expense                  759      698         714      672
                             ----------- -------- ----------- --------

Net income                       $1,637   $1,518      $1,493   $1,410
                             =========== ======== =========== ========

Earnings per common share:
       Basic                      $0.12    $0.11       $0.11    $0.10
                             =========== ======== =========== ========
       Diluted                    $0.12    $0.11       $0.11    $0.10
                             =========== ======== =========== ========


                                                       March 31,
                                                         2006
                                                  --------------------
CONDENSED CONSOLIDATED                                As
                                                   Originally    As
STATEMENTS OF INCOME                              Reported(a) Restated
                                                  ----------- --------

Total interest and dividend income                   $10,515  $10,515

Total interest expense                                 5,236    5,278
                                                  ----------- --------

Net interest income                                    5,279    5,237

Provision for loan losses                                 76       76
                                                  ----------- --------

Net interest income after provision for loan
 losses                                                5,203    5,161

Noninterest income                                     1,638    1,959

Noninterest expense                                    5,234    5,234
                                                  ----------- --------

Income before income tax expense                       1,607    1,886

Income tax expense                                       500      595
                                                  ----------- --------

Net income                                            $1,107   $1,291
                                                  =========== ========

Earnings per common share:
       Basic                                           $0.08    $0.10
                                                  =========== ========
       Diluted                                         $0.08    $0.10
                                                  =========== ========



                                     For the quarters ended
                          --------------------------------------------

                                       March 31,       December 31,
                                         2007              2006
                                   ----------------- -----------------
SELECTED RATIOS                    Original Restated Original Restated
                                   -------- -------- -------- --------

Return on average assets              0.36%    0.36%    0.45%    0.44%
Return on average equity              3.42%    3.47%    4.01%    3.95%
Average equity to average assets     10.48%   10.48%   11.24%   11.24%
Net interest margin                   2.68%    2.66%    2.87%    2.85%
Efficiency ratio                     80.03%   79.84%   77.93%   78.13%
Book value per common share          $6.58    $6.58    $6.61    $6.61

                                     September 30,       June 30,
                                         2006              2006
                                   ----------------- -----------------
SELECTED RATIOS                    Original Restated Original Restated
                                   -------- -------- -------- --------

Return on average assets              0.84%    0.78%    0.78%    0.74%
Return on average equity              6.94%    6.44%    6.37%    6.02%
Average equity to average assets     12.07%   12.06%   12.26%   12.26%
Net interest margin                   3.09%    3.06%    3.09%    3.06%
Efficiency ratio                     70.16%   71.84%   68.55%   69.68%
Book value per common share          $6.59    $6.59    $6.72    $6.72

                                                         March 31,
                                                           2006
                                                     -----------------
SELECTED RATIOS                                      Original Restated
                                                     -------- --------

Return on average assets                                0.59%    0.69%
Return on average equity                                4.77%    5.56%
Average equity to average assets                       12.35%   12.35%
Net interest margin                                     3.04%    3.02%
Efficiency ratio                                       75.67%   72.73%
Book value per common share                            $6.65    $6.65




                  ATLANTIC COAST FEDERAL CORPORATION
                             (Unaudited)
           (Dollars in Thousands, Except Share Information)


                                   As of                 As of
                               December 31,          September 30,
CONDENSED CONSOLIDATED             2005                  2005
                           --------------------- ---------------------
BALANCE SHEETS                 As                    As
                            Originally    As      Originally    As
                           Reported(a) Restated  Reported(a) Restated
                           ----------- --------- ----------- ---------
`
Total cash and cash
 equivalents                  $37,959   $37,959     $52,129   $52,129
Securities available for
 sale                          71,965    71,965      71,569    71,569
Loans, net of allowance
 for loan losses              580,441   580,441     557,165   557,165
Other assets                   53,484    53,751      52,308    52,534
                           ----------- --------- ----------- ---------

        Total assets         $743,849  $744,116    $733,171  $733,397
                           =========== ========= =========== =========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                     $516,321  $516,321    $502,147  $502,147
Securities sold under
 agreements to repurchase           -         -           -         -
Federal Home Loan Bank
 advances                     129,000   129,000     129,000   129,000
Accrued expenses and other
 liabilities                    5,611     5,877       4,532     4,757
Stock subscriptions
 received                           -         -           -         -
                           ----------- --------- ----------- ---------
         Total liabilities    650,932   651,198     635,679   635,904

Total stockholders' equity     92,917    92,918      97,492    97,493
                           ----------- --------- ----------- ---------

        Total liabilities
         and stockholders'
         equity              $743,849  $744,116    $733,171  $733,397
                           =========== ========= =========== =========




                                   As of                 As of
                                 June 30,              March 31,
CONDENSED CONSOLIDATED             2005                  2005
                           --------------------- ---------------------
BALANCE SHEETS                 As                    As
                            Originally    As      Originally    As
                           Reported(a) Restated  Reported(a) Restated
                           ----------- --------- ----------- ---------
`
Total cash and cash
 equivalents                  $51,555   $51,555     $35,191   $35,191
Securities available for
 sale                          65,513    65,513      50,214    50,214
Loans, net of allowance
 for loan losses              550,551   550,551     547,455   547,455
Other assets                   41,680    41,785      41,380    41,611
                           ----------- --------- ----------- ---------

        Total assets         $709,299  $709,404    $674,240  $674,471
                           =========== ========= =========== =========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                     $485,567  $485,567    $461,442  $461,442
Securities sold under
 agreements to repurchase           -         -           -         -
Federal Home Loan Bank
 advances                     119,657   119,657     109,657   109,657
Accrued expenses and
 other liabilities              4,537     4,641       3,623     3,853
Stock subscriptions
 received                           -         -           -         -
                           ----------- --------- ----------- ---------
         Total
          liabilities         609,761   609,865     574,722   574,952

Total stockholders'
 equity                        99,538    99,539      99,518    99,519
                           ----------- --------- ----------- ---------

        Total liabilities
         and
         stockholders'
         equity              $709,299  $709,404    $674,240  $674,471
                           =========== ========= =========== =========



                                      For the quarters ended
                            ------------------------------------------

                                 December 31,        September 30,
                                    2005                 2005
                             -------------------- --------------------
CONDENSED CONSOLIDATED           As                   As
                              Originally    As     Originally    As
STATEMENTS OF INCOME         Reported(a) Restated Reported(a) Restated
                             ----------- -------- ----------- --------

Total interest and dividend
 income                         $10,185  $10,185      $9,407   $9,407

Total interest expense            4,974    4,999       4,584    4,588
                             ----------- -------- ----------- --------

Net interest income               5,211    5,186       4,823    4,819

Provision for loan losses           579      579         442      442
                             ----------- -------- ----------- --------

Net interest income after
 provision for loan losses        4,632    4,607       4,381    4,377

Noninterest income                2,073    2,205       2,259    2,582

Noninterest expense               5,019    5,019       5,113    5,113
                             ----------- -------- ----------- --------

Income before income tax
 expense                          1,686    1,793       1,527    1,846

Income tax expense                  597      638        (387)    (266)
                             ----------- -------- ----------- --------

Net income                       $1,089   $1,155      $1,914   $2,112
                             =========== ======== =========== ========

Earnings per common share:
       Basic                      $0.08    $0.08       $0.14    $0.15
                             =========== ======== =========== ========
       Diluted                    $0.07    $0.08       $0.14    $0.15
                             =========== ======== =========== ========



                                   June 30,            March 31,
                                    2005                 2005
                             -------------------- --------------------
CONDENSED CONSOLIDATED           As                   As
                              Originally    As     Originally    As
STATEMENTS OF INCOME         Reported(a) Restated Reported(a) Restated
                             ----------- -------- ----------- --------

Total interest and dividend
 income                          $9,219   $9,219      $8,443   $8,443

Total interest expense            4,122    4,107       3,478    3,445
                             ----------- -------- ----------- --------

Net interest income               5,097    5,112       4,965    4,998

Provision for loan losses           577      577         523      523
                             ----------- -------- ----------- --------

Net interest income after
 provision for loan losses        4,520    4,535       4,442    4,475

Noninterest income                1,795    1,448       1,287    1,703

Noninterest expense               4,977    4,977       4,507    4,507
                             ----------- -------- ----------- --------

Income before income tax
 expense                          1,338    1,006       1,222    1,671

Income tax expense                  436      310         440      611
                             ----------- -------- ----------- --------

Net income                         $902     $696        $782   $1,060
                             =========== ======== =========== ========

Earnings per common share:
       Basic                      $0.06    $0.05       $0.06    $0.08
                             =========== ======== =========== ========
       Diluted                    $0.06    $0.05       $0.06    $0.08
                             =========== ======== =========== ========



                                      For the quarters ended
                            ------------------------------------------

                                     December 31,      September 30,
                                         2005              2005
                                   ----------------- -----------------
SELECTED RATIOS                    Original Restated Original Restated
                                   -------- -------- -------- --------

Return on average assets              0.59%    0.62%    1.06%    1.17%
Return on average equity              4.57%    4.85%    7.65%    8.44%
Average equity to average assets     12.88%   12.88%   13.81%   13.81%
Net interest margin                   3.06%    3.04%    2.86%    2.86%
Efficiency ratio                     68.90%   67.91%   72.20%   69.09%
Book value per common share          $6.57    $6.57    $6.58    $6.58

                                       June 30,          March 31,
                                         2005              2005
                                   ----------------- -----------------
SELECTED RATIOS                    Original Restated Original Restated
                                   -------- -------- -------- --------

Return on average assets              0.52%    0.40%    0.42%    0.56%
Return on average equity              3.58%    2.76%    3.38%    4.58%
Average equity to average assets     14.41%   14.43%   12.32%   12.32%
Net interest margin                   3.11%    3.12%    3.21%    3.23%
Efficiency ratio                     72.21%   75.87%   72.10%   67.26%
Book value per common share          $6.84    $6.84    $6.84    $6.84




                  ATLANTIC COAST FEDERAL CORPORATION
                             (Unaudited)
           (Dollars in Thousands, Except Share Information)


                                  As of                 As of
                              December 31,          September 30,
CONDENSED CONSOLIDATED            2004                  2004
                          --------------------- ----------------------
BALANCE SHEETS                As                    As
                           Originally    As      Originally    As
                          Reported(a) Restated  Reported(a) Restated
                          ----------- --------- ----------- ----------

Total cash and cash
 equivalents                 $25,708   $25,708     $43,623   $43,623
Securities available for
 sale                         53,363    53,363      31,592    31,592
Loans, net of allowance
 for loan losses             517,711   517,711     508,040   508,040
Other assets                  40,896    40,956      39,824    39,822
                          ----------- --------- ----------- ----------

        Total assets        $637,678  $637,738    $623,079  $623,077
                          =========== ========= =========== ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                    $435,683  $435,683    $444,527  $444,527
Securities sold under
 agreements to repurchase          -         -           -         -
Federal Home Loan Bank
 advances                    100,314   100,314      90,314    90,314
Accrued expenses and other
 liabilities                   2,981     3,041       4,031     4,028
Stock subscriptions
 received                          -         -      38,327    38,327
                          ----------- --------- ----------- ----------
         Total liabilities   538,978   539,038     577,199   577,196

Total stockholders' equity    98,700    98,700      45,880    45,881
                          ----------- --------- ----------- ----------

        Total liabilities
         and stockholders'
         equity             $637,678  $637,738    $623,079  $623,077
                          =========== ========= =========== ==========



                                   As of                 As of
                                 June 30,              March 31,
CONDENSED CONSOLIDATED             2004                  2004
                           --------------------- ---------------------
BALANCE SHEETS                 As                    As
                            Originally    As      Originally    As
                           Reported(a) Restated  Reported(a) Restated
                           ----------- --------- ----------- ---------

Total cash and cash
 equivalents                  $29,623   $29,623     $98,995   $98,995
Securities available for
 sale                          21,861    21,861      41,994    41,994
Loans, net of allowance
 for loan losses              499,423   499,423     456,731   456,731
Other assets                   28,721    28,851      23,798    23,623
                           ----------- --------- ----------- ---------

        Total assets         $579,628  $579,758    $621,518  $621,343
                           =========== ========= =========== =========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                     $440,380  $440,380    $492,121  $492,121
Securities sold under
 agreements to repurchase           -         -           -         -
Federal Home Loan Bank
 advances                      90,971    90,971      80,971    80,971
Accrued expenses and
 other liabilities              3,258     3,387       5,198     5,024
Stock subscriptions
 received                           -         -           -         -
                           ----------- --------- ----------- ---------
         Total
          liabilities         534,609   534,738     578,290   578,116

Total stockholders'
 equity                        45,019    45,020      43,228    43,227
                           ----------- --------- ----------- ---------

        Total liabilities
         and
         stockholders'
         equity              $579,628  $579,758    $621,518  $621,343
                           =========== ========= =========== =========



                                     For the quarters ended
                            -----------------------------------------

                                 December 31,        September 30,
                                    2004                 2004
                             -------------------- --------------------
CONDENSED CONSOLIDATED           As                   As
                              Originally    As     Originally    As
STATEMENTS OF INCOME         Reported(a) Restated Reported(a) Restated
                             ----------- -------- ----------- --------

Total interest and dividend
 income                          $8,466   $8,466      $8,095   $8,095

Total interest expense            3,215    3,174       3,085    3,000
                             ----------- -------- ----------- --------

Net interest income               5,251    5,292       5,010    5,095

Provision for loan losses           648      648         674      674
                             ----------- -------- ----------- --------

Net interest income after
 provision for loan losses        4,603    4,644       4,336    4,421

Noninterest income                1,329    1,453       1,308      876

Noninterest expense               5,194    5,194       4,059    4,059
                             ----------- -------- ----------- --------

Income before income tax
 expense                            738      903       1,585    1,238

Income tax expense                  245      308         581      449
                             ----------- -------- ----------- --------

Net income                         $493     $595      $1,004     $789
                             =========== ======== =========== ========

Earnings per common share:
       Basic                      $0.03    $0.04       $0.11    $0.09
                             =========== ======== =========== ========
       Diluted                    $0.03    $0.04       $0.11    $0.09
                             =========== ======== =========== ========



                                   June 30,            March 31,
                                    2004                 2004
                             -------------------- --------------------
CONDENSED CONSOLIDATED           As                   As
                              Originally    As     Originally    As
STATEMENTS OF INCOME         Reported(a) Restated Reported(a) Restated
                             ----------- -------- ----------- --------

Total interest and dividend
 income                          $7,670   $7,670      $7,540   $7,540

Total interest expense            2,805    2,718       2,811    2,752
                             ----------- -------- ----------- --------

Net interest income               4,865    4,952       4,729    4,788

Provision for loan losses           109      109       1,544    1,544
                             ----------- -------- ----------- --------

Net interest income after
 provision for loan losses        4,756    4,843       3,185    3,244

Noninterest income                1,332    2,046       1,355      835

Noninterest expense               3,969    3,969       4,036    4,036
                             ----------- -------- ----------- --------

Income before income tax
 expense                          2,119    2,920         504       43

Income tax expense                  765    1,069         163      (12)
                             ----------- -------- ----------- --------

Net income                       $1,354   $1,851        $341      $55
                             =========== ======== =========== ========

Earnings per common share:
       Basic                      $0.15    $0.21       $0.03      $ -
                             =========== ======== =========== ========
       Diluted                    $0.15    $0.21       $0.03      $ -
                             =========== ======== =========== ========



                                     For the quarters ended
                            -----------------------------------------

                               December 31,         September 30,
                                   2004                 2004
                             ----------------- -----------------------
SELECTED RATIOS              Original Restated  Original    Restated
                             -------- -------- ----------- -----------

Return on average assets        0.30%    0.37%       0.66%       0.52%
Return on average equity        2.40%    2.91%       8.67%       6.82%
Average equity to average
 assets                        12.57%   12.57%       7.57%       7.57%
Net interest margin             3.35%    3.38%       3.50%       3.55%
Efficiency ratio               78.93%   77.01%      64.23%      67.98%
Book value per common share    $6.78    $6.78  $45,880.00  $45,881.00

                              June 30,                March 31,
                                2004                    2004
                       ----------------------- -----------------------
SELECTED RATIOS         Original    Restated    Original    Restated
                       ----------- ----------- ----------- -----------

Return on average
 assets                      0.97%       1.33%       0.26%       0.04%
Return on average
 equity                     12.12%      16.57%       3.07%       0.50%
Average equity to
 average assets              8.04%       8.04%       8.53%       8.53%
Net interest margin          3.71%       3.78%       3.87%       3.92%
Efficiency ratio            64.05%      56.72%      66.34%      72.54%
Book value per common
 share                 $45,019.00  $45,020.00  $43,228.00  $43,227.00



    CONTACT: For Atlantic Coast Federal Corporation:
             Corporate Communications, Inc.
             Patrick J. Watson, 615-254-3376